As filed with the Securities and Exchange Commission on October 20, 2000.
                                                    Registration No. 333-47696

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM S-8 POS
                        POST EFFECTIVE AMENDMENT NO. 1 TO
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         -----------------------------

                           E-XACT TRANSACTIONS LTD.
            (Exact name of registrant as specified in its charter)

                         -----------------------------


              DELAWARE                                 98-0212722
   (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                Identification Number)


                           143 UNION BLVD., SUITE 850
                                   P.O. BOX 38
                            LAKEWOOD, COLORADO 80228
                                 (303) 716-7090
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            E-XACT TRANSACTIONS LTD.
                                STOCK OPTION PLAN
                         -----------------------------
                             (Full title of plan)


                                 WITH A COPY TO:
                            LESTER R. WOODWARD, ESQ.
                           DAVIS, GRAHAM & STUBBS LLP
                       1550 SEVENTEENTH STREET, SUITE 500
                             DENVER, COLORADO 80202
          (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         -----------------------------

                         CALCULATION OF REGISTRATION FEE

                                                          Proposed maximum    Proposed maximum
Title of each class of                                   offering price per  aggregate offering     Amount of
securities to be registered     Amount to be Registered        share(1)            price(1)       registration fee
==================================================================================================================
Common Stock, Par Value $.001          185,400                 $0.95(1)            $176,130           $46.50
==================================================================================================================

(1) Estimated solely for the purposes of calculating the amount of the registration fee pursuant to Rule 457(h)(1). The price per share and aggregate offering price are based upon the average of the high and low prices of the shares as of October 17, 2000, as reported on the Canadian Venture Exchange.

ITEM 8.

EXHIBITS

  4.1          E-xact Transactions Ltd. Stock Option Plan.*

  5.1          Opinion and Consent of Davis, Graham & Stubbs LLP.*

  23.1 Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1 to the original filing of this registration statement).

  23.2         Consent of Deloitte & Touche LLP.**

  25.1 Power of Attorney (included in signature page of the original filing of this registration statement).
               ---------------------------------------------------------

*   Filed as an exhibit to the original filing of this registration statement.

**  Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8/A and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lakewood, State of Colorado, on the 20th day of October, 2000.

                                           E-XACT TRANSACTIONS LTD.


                                           By:  /S/ TED HENDERSON
                                              ---------------------------------
                                              Ted Henderson
                                              President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

              SIGNATURE                        TITLE                   DATE

/s/ Ted Henderson by Ted
Henderson as Attorney-In-Fact
----------------------------
Ted Henderson                     President and Chief          October 20, 2000
                                  Executive Officer

/s/ Peter Fahlman by Ted
Henderson as Attorney-In-Fact
------------------------------
Peter Fahlman                     Vice President               October 20, 2000

/s/ Lance Tracey by Ted
Henderson as Attorney-In-Fact
------------------------------
Lance Tracey                      Chairman of the Board        October 20, 2000

/s/ John Rose by Ted
Henderson as Attorney-In-Fact
------------------------------
John Rose                         Director                     October 20, 2000

/s/ Paul MacNeill by Ted
Henderson as Attorney-In-Fact
------------------------------
Paul MacNeill                     Director                     October 20, 2000

/s/ Dieter Heidrich by Ted
Henderson as Attorney-In-Fact
------------------------------
Dieter Heidrich                   Director                     October 20, 2000

EXHIBIT INDEX

EXHIBIT                                                              SEQUENTIAL
  NO.                              DESCRIPTION                         PAGE NO.

4.1    E-xact Transactions Ltd. Stock Option Plan.*

5.1    Opinion and Consent of Davis Graham & Stubbs LLP.*

23.1 Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1 to the original filing of this registration statement).

23.2   Consent of Deloitte & Touche LLP.**

25.1 Power of Attorney (included in signature page of the original filing of this registration statement).


*    Filed as an exhibit to the original filing of this registration statement.

**   Filed herewith.